EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                             13-5160382
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                      identification No.)


1 WALL STREET                                                             10286
NEW YORK, NEW YORK                                                    (Zip Code)
(Address of principal executive offices)


                                Michael Shepherd
                                 General Counsel
                                 One Wall Street
                                   15th Floor
                            New York, New York 10286
                                Tel: 212 635-6748

            (Name, address and telephone number of agent for service)
         ---------------------------------------------------------------
                    INTERSTAR MILLENNIUM SERIES 2002-1G TRUST
               (Exact name of obligor as specified in its charter)


AUSTRALIA
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)


LEVEL 28, 367 COLLINS STREET,
MELBOURNE, VICTORIA
AUSTRALIA
(Address of principal executive offices)


                ------------------------------------------------
                  CLASS A2 MORTGAGE BACKED FLOATING RATE NOTES

                       (Title of the indenture securities)
                ------------------------------------------------

                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

              Board of Governors of the Federal Reserve System,
              Washington, D.C., 20551

              Federal Reserve Bank of New York, District No. 2,
              33 Liberty Plaza, New York, New York, 10045

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 31st day of July, 2002.



                                       THE BANK OF NEW YORK

                                       By: /s/ Louise Clayden



                                       .........................................
                                       Louise Clayden
                                       Assistant Vice President

                              EXHIBIT 7 TO FORM T-1


                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                 Dollar Amounts
                                                                                   In Thousands
ASSETS                                                                           --------------

Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin..........................     $3,765,462
    Interest-bearing balances...................................................      3,835,061
Securities:
    Held-to-maturity securities.................................................      1,232,736
    Available-for-sale securities...............................................     10,522,833
Federal funds sold and Securities purchased
    under agreements to resell..................................................      1,456,635
Loans and lease financing receivables:
    Loans and leases held for sale..............................................        801,505
    Loans and leases, net of unearned
      income................46,206,726
    LESS:  Allowance for loan and
      lease losses.............607,115
    Loans and leases, net of unearned
       income and allowance.....................................................     35,249,695
Trading Assets..................................................................      8,132,696
Premises and fixed assets (including capitalized leases)........................        898,980
Other real estate owned.........................................................            911
Investments in unconsolidated subsidiaries and
    associated companies........................................................        220,609
Customers' liability to this bank on acceptances outstanding....................        574,020
Intangible assets:
    Goodwill....................................................................      1,714,761
    Other intangible assets.....................................................         49,213
Other assets....................................................................      5,001,308
                                                                                    -----------
Total assets....................................................................    $73,954,859
                                                                                    ===========



LIABILITIES
Deposits:
    In domestic offices.........................................................    $29,175,631
    Noninterest-bearing............................ 11,070,277
    Interest-bearing............................... 18,105,354
    In foreign offices, Edge and Agreement
       subsidiaries, and IBFs...................................................     24,596,600
    Noninterest-bearing............................    321,299
    Interest-bearing............................... 24,275,301
Federal funds purchased and securities sold
    under agreements to repurchase..............................................      1,922,197
Trading liabilities.............................................................      1,970,040
Other borrowed money:
    (includes mortgage indebtedness and
    obligations under capitalized leases).......................................      1,577,518
Bank's liability on acceptances executed and outstanding........................        575,362
Subordinated notes and debentures...............................................      1,940,000
Other liabilities...............................................................      5,317,831
                                                                                    -----------
Total liabilities...............................................................    $67,075,179
                                                                                    ===========

EQUITY CAPITAL
Common stock....................................................................      1,135,284
Surplus.........................................................................      1,055,508
Retained earnings...............................................................      4,227,287
Accumulated other comprehensive income..........................................        (38,602)
Other equity capital components.................................................              0
Total equity capital............................................................      6,379,477
                                                                                    -----------
Total liabilities and equity capital............................................    $73,954,859
                                                                                    ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Conditions has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller



         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                --------------|
Thomas A. Renyi               |
Gerald L. Hassell             |    Directors
Alan R. Griffith              |
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